ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio

AST Quantitative Modeling Portfolio

AST Prudential Flexible Multi-Strategy Portfolio

Supplement dated April 28, 2022, to the
Currently Effective Summary Prospectus, Prospectus
and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for Advanced Series Trust (the Trust) relating to the AST Academic Strategies Asset Allocation Portfolio, AST Prudential Growth Allocation Portfolio, AST Quantitative Modeling Portfolio, and AST Prudential Flexible Multi-Strategy Portfolio (each a Portfolio and collectively the Portfolios). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Mr. Edward F. Keon Jr. has announced his intention to retire from each Portfolio’s portfolio management team on or about December 31, 2022.

To reflect this change, the Trust’s Prospectus and SAI, and the Summary Prospectus relating to the Portfolios, are hereby revised as follows effective immediately:

The tables in the section of the Summary Prospectuses and Prospectus entitled “Summary – Management of the Portfolio,” and in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” are hereby revised by adding the following footnote with respect to Mr. Keon:

“*Mr. Keon has announced his intention to retire on or about December 31, 2022.”

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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